News Release

Cenveo, Inc. to Transfer Stock Listing
To the Nasdaq Global Market

STAMFORD, CT - (July 28, 2017) - Cenveo, Inc. (NYSE: CVO) today announced that it is transferring its stock exchange listing to the Nasdaq Global Market from The New York Stock Exchange (“NYSE”), effective August 7, 2017 after market close. Cenveo shares will begin trading as a Nasdaq-listed security on August 8, 2017, and will continue to trade under the symbol CVO.

Robert G. Burton, Sr., Chairman and Chief Executive Officer stated:

“We are pleased to partner with Nasdaq as the new home for our stock listing. We believe Nasdaq’s reputation as the leading exchange for companies launching technology solutions is consistent with Cenveo’s leadership in developing product offerings such as Kadena 2.0, a cloud-based platform focused on the performance of print and mail communications, fulfillment and supply chain management for mid to large sized enterprises. Nasdaq’s increased share of our stock’s trading volume also makes them an ideal trading platform for our company. Additionally, the move will provide Cenveo access to a broad portfolio of tools and services to reach our investors in a cost effective manner all of which will contribute to our profitability improvement plan we announced earlier this year. We thank the NYSE for all their support during the past several years.”

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Cenveo (NYSE: CVO), world headquartered in Stamford, Connecticut, is a leading global provider of print and related resources, offering world-class solutions in the areas of custom labels, envelopes, commercial print, content management and publisher solutions. The company provides a one-stop offering through services ranging from design and content management to fulfillment and distribution. With a worldwide distribution platform, we pride ourselves on delivering quality solutions and service every day to our customers. For more information please visit us at www.cenveo.com.
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Statements made in this release, other than those concerning historical financial information, may be considered "forward-looking statements," examples of which include statements relating to our 2017 outlook and future financial condition and operating results, as well as any other statement that does not directly relate to any historical or current fact. These forward-looking statements are based upon current expectations and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. In view of such uncertainties, investors should not place undue reliance on our forward-looking statements. Such statements speak only as of the date of this release, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Factors which could cause actual results to differ materially from management’s expectations include, without limitation: (i) our substantial level of indebtedness could materially adversely affect our financial condition, liquidity and ability to service or refinance our debt, and prevent us from fulfilling our business obligations; (ii) our ability to pay the principal of, or to reduce or refinance, our outstanding indebtedness; (iii) the terms of our indebtedness imposing significant restrictions on our operating and financial flexibility; (iv) additional borrowings available to us could further exacerbate our risk exposure from debt; (v) United States and global economic conditions have adversely affected us and could continue to adversely affect us; (vi) our ability to successfully integrate acquired businesses with our business; (vii) a decline in our consolidated profitability or profitability within one of our individual reporting units could result in the impairment of our assets, including goodwill and other long-lived assets; (viii) the industries in which we operate our business are highly competitive and extremely fragmented; (ix) a general absence of long-term customer agreements in our industry, subjecting our business to quarterly and cyclical fluctuations; (x) factors affecting the United States postal services impacting demand for our products; (xi) the availability of the Internet and other electronic media adversely affecting our business; (xii) increases in paper costs and decreases in the availability of raw materials; (xiii) increases in energy and transportation costs; (xiv) our labor relations; (xv) our compliance with environmental laws; (xvi) our dependence on key management personnel; (xvii) any failure, interruption or security lapse of our information technology systems and (xviii) there can be no assurances that our profitability plan will satisfy the NYSE or result in achieving compliance with its listing standards. This list of factors is not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that would impact our business. Additional information regarding these and other factors can be found in Cenveo, Inc.’s periodic filings with the SEC, which are available at www.cenveo.com.

Inquiries from analysts and investors should be directed to Ayman Zameli at (203) 595-3000.